UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 14, 2014

VECTOR GROUP LTD.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-5759	65-0949535
(Commission File Number)	(I.R.S. Employer Identification No.)

4400 Biscayne Boulevard, Miami, Florida	33137
(Address of Principal Executive Offices)	(Zip Code)

(305) 579-8000
(Registrant’s Telephone Number, Including Area Code)

(Not Applicable)
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On May 11, 2009, Vector Group Ltd. (the “Company”) completed the sale (the “Sale”) of $50.0 million principal amount of its 6.75% Variable Interest Senior Convertible Note due 2014 (the “Note”) to Frost Nevada Investments Trust (the “Purchaser”) in a private placement. Since the initial issuance of the Note on May 11, 2009, the Purchaser has converted $25.0 million aggregate principal amount of the Note into shares of the Company’s common stock, par value $0.10 per share (the “Common Stock”), pursuant to the terms of the Note and, as of the date of this report, $25.0 million aggregate principal amount of the Note is outstanding. On November 14, 2014, the Note was amended pursuant to that First Addendum to the Note dated November 14, 2014 (the “Addendum”), whereby the stated maturity date of the Note was extended from November 15, 2014 to February 15, 2015.

The Sale, including the consideration received by the Company in the Sale, and the conversion terms of the Note, among other terms, were previously disclosed in the Company’s Current Report on Form 8-K filed on May 11, 2009, which is incorporated herein by reference.

The foregoing description of the Note and the Addendum does not purport to be complete and is qualified in its entirety by reference to the Note and the Addendum, which are filed as Exhibit 4.1 and 4.2, respectively, hereto and are incorporated herein by reference.

According to an amended Schedule 13D filed by Dr. Phillip Frost on April 3, 2014, Dr. Phillip Frost, the sole trustee of the Purchaser, may be deemed to be the beneficial owner of 17,883,560 shares (the “reported shares”) of the Company’s Common Stock which represent 15.3% of the Company’s 114,500,921 shares of outstanding Common Stock (plus 2,227,552 shares that may be acquired upon the conversion of the Note). The shares of the Company's common stock outstanding at November 15, 2014 also include 5,310,334 shares issued upon conversion of the Company's 6.75% Variable Interest Senior Convertible Exchange Notes due 2014, which occurred in November 2014, and 65,000 shares issued in in connection with the exercise of employee stock options in November 2014. The reported shares of Dr. Frost include (i) the 2,227,552 shares of the Common Stock the Note is currently convertible into and (ii) 13,399 shares owned by Dr. Frost’s spouse, as to which shares Dr. Frost disclaims beneficial ownership.

All information presented has been adjusted for Vector Group Ltd.'s 5% stock dividend payable to stockholders of record on September 15, 2014.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

See Item 1.01, which is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The Addendum was consummated in reliance upon an exemption from registration requirements pursuant to Section 4(a)(2) under the Securities Act of 1933, as amended, based upon representations made to us by the Purchaser. The Company did not receive consideration from the Purchaser in connection with the consummation of the Addendum. The conversion terms of the Note were not amended in connection with the consummation of the Addendum.

See also Item 1.01, which is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

4.1	Form of 6.75% Variable Interest Senior Convertible Note due 2014, incorporated herein by reference to the same numbered exhibit filed with the Company’s current report on Form 8-K filed on May 11, 2009.

4.2	First Addendum to 6.75% Variable Interest Senior Convertible Note

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VECTOR GROUP LTD.

	By:	/s/ J. Bryant Kirkland III
Date: November 17, 2014		J. Bryant Kirkland III
Vice President, Treasurer and Chief Financial Officer